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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: AUGUST 1, 2001
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



           COLORADO                   0-28484               84-1232688
-------------------------------    ------------      ---------------------------
(State or other jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)         Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On August 1, 2001, the Registrant issued a press release announcing the appointment of Joseph A. Ruth as Vice President of Sales and Marketing.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c)   Exhibits.

        The following exhibit is filed with this report on Form 8-K:

        99.1  Press Release of the Registrant dated August 1, 2001.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      QUALMARK CORPORATION
                                      (Registrant)


Date: August 3, 2001                  By: /s/ CHARLES D. JOHNSTON
                                          -------------------------------------
                                          Charles D. Johnston
                                          President & CEO



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                                  EXHIBIT INDEX





      Exhibit
      Number             Description
      ------             -----------

       99.1              Press Release of the Registrant dated August 1, 2001.